Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXECUTION

AMENDMENT NUMBER FIVE
to the
Second Amended and Restated Mortgage Loan Participation Purchase and Sale Agreement
dated as of February 2, 2022
between
BANK OF AMERICA, N.A.
and
LOANDEPOT.COM, LLC
THIS AMENDMENT NUMBER FIVE (this “Amendment”) is made as of September 25, 2023, by and between Bank of America, N.A. (“Purchaser”) and loanDepot.com, LLC (“Seller”) to the Second Amended and Restated Mortgage Loan Participation Purchase and Sale Agreement, dated as of February 2, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), between Purchaser and Seller.
WHEREAS, Seller has requested and Purchaser agrees to amend the Agreement as more specifically set forth herein; and
WHEREAS, as of the date hereof, Seller represents to Purchaser that, after giving effect to this Amendment, it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Amendments. Effective as of the date hereof (the “Amendment Effective Date”), the Agreement is hereby amended as follows:
(a)     Section 1 of the Agreement is hereby amended by deleting the definition of “Expiration Date” thereof in its entirety and replacing it with the following:
“Expiration Date” The earliest of (i) September 23, 2024, (ii) at Purchaser’s option, upon the occurrence of an Event of Default, and (iii) the date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.
(b)    Section 9(b) of the Agreement is hereby amended by (i) deleting the “; and” at the end of subsection (xiv) thereof and replacing it with “;”, (ii) deleting the “.” at the end of subsection (xv) thereof and replacing it with “; and”, and (iii) adding the following new subsection (xvi) to the end thereof:
(xvi)    If such Related Mortgage Loan was originated using remote online notarization, such Related Mortgage Loan complies with the requirements and/or guidelines of the Agencies related to remote online notarization.
(c)    Section 10 of the Agreement is hereby amended by adding the following new subsection (p) to the end thereof:
(p)    With respect to each Related Mortgage Loan that was originated using remote online notarization, upon Purchaser’s request, Seller shall provide Purchaser with a copy of any recordings of such remote online notarizations if such documentation is recorded, and ensure that any such recordings will be transferred to, or available for
LEGAL02/43342555v4

access by, Purchaser or its designees upon the occurrence of an Event of Default hereunder.
(d)    Section 30(b) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
(b) (i) If prior to any payment date, Purchaser determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 30(a)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, Purchaser and Seller may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 30 for the calculation of any amount based on the Discount Rate payable on such relevant payment date with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated mortgage loan financing facilities for such alternative benchmark, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated mortgage loan financing facilities for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a “Successor Rate”. Any such proposed rate and adjustment shall become effective at 5:00 p.m. (New York City time) on the fifth Business Day after Purchaser shall have posted such proposed rate and adjustment to Seller.
(e)    Annex A to the Agreement is hereby amended by deleting such annex in its entirety and replacing it with Exhibit A hereto.
SECTION 2.Fees and Expenses. The Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchaser incurred in connection with this Amendment, in accordance with Section 22(a) of the Agreement.
SECTION 3.Conditions Precedent. This Amendment shall be effective as of the Amendment Effective Date, upon Purchaser’s receipt of this Amendment, executed and delivered by a duly authorized officer of Seller and Purchaser. As a condition precedent to the effectiveness of this Amendment, Seller shall remit to Purchaser a pro-rated Facility Fee attributable to the extension of the Expiration Date (the “Additional Facility Fee”). The Additional Facility Fee shall be deemed due, earned and payable in full on the date hereof. Upon early termination of the Agreement, no portion of the Additional Facility Fee will be refunded to Seller.
SECTION 4.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.
SECTION 5.Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
SECTION 6.Representations. In order to induce Purchaser to execute and deliver this Amendment, Seller hereby represents to Purchaser that as of the date hereof, after giving effect to this Amendment, (i) Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof, and (ii) no Potential Default or Event of Default or servicing termination event (as described in Section 6(f) of the Agreement) has occurred and is continuing under the Program Documents.

LEGAL02/43342555v4

SECTION 7.Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by federal law.
SECTION 8.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 9.Counterparts. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”) may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed simultaneously in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Purchaser of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Electronic Signatures and facsimile signatures shall be deemed valid and binding to the same extent as the original. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

LEGAL02/43342555v4

IN WITNESS WHEREOF, Purchaser and Seller have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Purchaser By:/s/Adam Robitshek Name: Adam Robitshek Title: Director	LOANDEPOT.COM, LLC, as Seller By:/s/ Jeffrey DerGurahian Name: Jeffrey DerGurahian Title: EVP
Signature Page to Amendment No. 5 to Second A&R Purchase and Sale Agreement (BANA/loanDepot)

EXHIBIT A
Annex A
PURCHASER NOTICES

Name:	Bank of America, N.A.
Address:	31303 Agoura Road Mail Code: CA6-917-02-63 Westlake Village, California 91361 Attention: [***]
Telephone:	[***]
Telecopy:	[***]
Email:	[***]

with copies to:

Name:	Bank of America, N.A.
Address:	One Bryant Park, 11th Floor Mail Code: NY1-100-11-01 New York, New York 10036 Attention: [***]
Telephone:	[***]
Telecopy:	[***]
Email:	[***]

Name:	Bank of America, N.A.
Address:	One Bank of America Center 150 North College Street Mail Code: NC1-028-28-03 Charlotte, North Carolina 28255 Attention: [***]
Telephone:	[***]
Telecopy:	[***]
Email:	[***]

SELLER NOTICES

Name:	loanDepot.com, LLC
Address:	6561 Irvine Center Drive Irvine, CA 92618 Attention: [***]
Telephone:	[***]
Telecopy:	[***]
Email:	[***]
With copies to:	[***]

Exhibit A-1